Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) dated as of December 5, 2017, is made by and among DIGITAL POWER CORPORATION, a California corporation, having its principal place of business at 48430 Lakeview Boulevard, Fremont California 94538 (“DPC”) and___________, an individual having an address at _____________________ (the “Noteholder”).

WITNESSETH

WHEREAS, the Noteholder is the holder of a 10% Promissory Note issued by Microphase Corporation (“Microphase”) in the principal amount of $_________ (the “Note”);

WHEREAS, as of the date of this Agreement the accrued and unpaid interest under the Note is $___________;

WHEREAS, the Noteholder desires to exchange the Note for (i) ________shares of DPC common stock, no par value (the “DPC Common Stock”) and (ii) a warrant to purchase ______ shares of DPC Common Stock in the form annexed as Exhibit A hereto (the “Warrant”) and DPC is willing to issue the DPC Common Stock and Warrant in exchange for the Note on the terms and subject to the conditions set forth herein and therein; and

NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties agree as follows:

1.

Exchange. Contemporaneous with the execution of this Agreement, the parties hereto will effect the following transactions and by the execution and delivery of this Agreement, the Noteholder hereby assigns to DPC the Note and all of the Noteholder’s rights under the Note:

(a)	The Noteholder shall deliver the Note to DPC;

(b)

DPC shall deliver to the Noteholder a certificate representing _______ shares of DPC Common Stock (the “Shares”) registered in the name of the Noteholder or a copy of DPC’s irrevocable instructions to its transfer agent to prepare and issue such certificate, with delivery of such certificate to occur no later than three (3) business days thereafter;

(c)	DPC shall deliver the Warrant, duly executed by DPC, to the Noteholder.

2.	Representations and Warranties of DPC. DPC hereby represents and warrants to the Noteholder as follows:

(a)

Organization and Authority of DPC. DPC is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all necessary corporate power and authority to enter into this Agreement and to issue the DPC Common Stock and the Warrant, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, and the issuance of the DPC Common Stock and Warrant by DPC, the performance by DPC of its obligations hereunder and thereunder and the consummation by DPC of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of DPC. This Agreement and the Warrant have been duly executed and delivered by DPC, and each of this Agreement and the Warrant constitutes a valid and binding obligation of DPC enforceable against DPC in accordance with its terms.

(b)

No Conflict. The execution, delivery and performance of this Agreement and the issuance of the Shares and Warrant by DPC do not and will not (i) violate, conflict with or result in the breach of any provision of the Articles of Incorporation or By-laws of DPC, (ii) conflict with or violate any law or governmental order applicable to DPC or (iii) conflict with, or result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation, or cancellation of, or result in the creation of any encumbrance on any of the assets or properties of DPC pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which DPC is a party or by which any of its assets or properties are bound or affected.

(c)

Governmental Consents and Approvals. The execution, delivery and performance of this Agreement and the issuance of the Shares and Warrant by DPC do not and will not require any consent, approval, authorization or other order of, action by, filing with, or notification to, any governmental authority, except such filings as may be required under applicable federal and state securities laws as a result of the private placement of such securities to the Noteholder contemplated hereby.

(d)

Issuance of the Shares. The Shares and the shares of DPC Common Stock issuable upon the exercise of the Warrant are duly authorized and, when issued, sold and delivered for the consideration specified herein and in the Warrant, will be duly and validly issued, fully paid and non-assessable, free and clear of all liens, charges and encumbrances. DPC has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrant.

(e)

SEC Reports; Financial Statements. DPC has filed or furnished all reports, schedules, forms, statements and other documents required to be filed or furnished by it under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including all required exhibits thereto), including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof (or such shorter period as DPC was required by law to file such material) (the foregoing materials, as the same may be amended, and including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), and any notices, reports or other filings pursuant to applicable requirements of the NYSE MKT, LLC (the “Trading Market”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports and notices, reports or other filings pursuant to applicable requirements of the Trading Market prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of DPC (including its consolidated Subsidiaries) included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements (i) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and (ii) fairly present in all material respects the financial position of DPC and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. Except as set forth in the SEC Reports, DPC has no any material liability of any nature (whether accrued, absolute, contingent or otherwise) that is required by GAAP to be included in such financial statements other than liabilities arising after the date of the most recent balance sheet included in such financial statements which were incurred in the ordinary course of business consistent with past practice.

(f)

Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a material adverse effect on DPC’s business, operating results, financial condition or prospects, except as has been reasonably cured by DPC, (ii) DPC has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in DPC’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) DPC has not altered its method of accounting except as otherwise required pursuant to GAAP, (iv) DPC has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) DPC has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option and incentive plans.

3.	Representations and Warranties of Noteholder. Noteholder hereby makes the representations and warranties set forth below to DPC:

(a)

Experience of Noteholder. The Noteholder, either alone or together with Noteholder’s representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the investment in the Shares and Warrant, and has so evaluated the merits and risks of such investment. The Noteholder is able to bear the economic risk of an investment in the Shares and Warrant and, at the present time, is able to afford a complete loss of such investment.

(b)

Purchase for Own Account. The Shares and Warrant will be acquired for investment for Noteholder’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and Noteholder has no present intention of selling, granting any participation in, or otherwise distributing same in violation of the Securities Act.

(c)

Restricted Securities. Noteholder understands that the Shares and Warrant are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from DPC in a transaction not involving a public offering and that, under the Securities Act and the rules and regulations promulgated thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. Noteholder is familiar with Rule 144 and understands the resale limitations imposed thereby and by the Securities Act and applicable state securities laws.

(d)

Legends. Noteholder agrees and acknowledges that the certificates evidencing the Shares and the Warrant and the shares of DPC Common Stock issued upon the exercise of the Warrant (“Warrant Shares”) will bear a legend with respect to the restrictions imposed by the Securities Act and applicable state securities laws. Such legend or legends shall, upon the request of Noteholder, be promptly removed by DPC from any certificate evidencing Shares and/or Warrant Shares upon delivery to DPC of an opinion of counsel to the Noteholder, reasonably satisfactory to DPC, that the legended security can be freely transferred in a public sale without a registration statement being in effect under the Securities Act and in compliance with exemption requirements under applicable state securities laws and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which DPC issued the Shares.

(e)

Accredited Investor. The Noteholder is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Commission under the Securities Act and will submit to the Company such further assurances of such status as may be reasonably requested by the Company.

(f)

Authority. The Noteholder: (i) if a natural person, represents that the Noteholder has reached the age of 21 and has full power and authority to execute and deliver this Exchange Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Exchange Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Units, the execution and delivery of this Exchange Agreement has been duly authorized by all necessary action, this Exchange Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Exchange Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Exchange Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Noteholder is executing this Exchange Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Exchange Agreement and make an investment in the Company, and represents that this Exchange Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Exchange Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Noteholder is a party or by which it is bound.

(g)

Title to the Note. The Noteholder hereby represents and warrants to DPC that, as of the date hereof, the Noteholder is the sole record and beneficial owner of the Note and will transfer and deliver to DPC at the Closing valid title to the Note, free from preemptive or similar rights, taxes, liens, charges and other encumbrances.

4.	Registration Rights.

(a)

The Company agrees, subject to applicable law or regulations including but not limited to Rule 415 of the Securities Act of 1933, to use its commercially reasonable efforts to file, by September 7, 2017 (the “Filing Deadline”), a Registration Statement on Form S-1 (the “Registration Statement”) with the Commission, which Registration Statement shall cover (i) the shares of DPC Common Stock issued pursuant to this Agreement, (ii) and the shares of DPC Common Stock issuable pursuant to the exercise of the Warrants (collectively, the “Registrable Shares”). The Company shall use commercially reasonable efforts to have the Registration Statement declared effective within 120 days from the Filing Deadline. The Company shall not file any other registration statements (except for Form S-8 registration statements) until the Registration Statement is declared effective by the Commission.

(b)	Registration Procedures. In furtherance of its obligations under this Section 10 the Company shall, as expeditiously as reasonably possible:

(i)

Use its commercially reasonable efforts to (i) cause the Registration Statement to become effective, and (ii) cause the Registration Statement to remain effective until the earliest to occur of (A) such date as the other selling shareholders (collectively, the “Selling Shareholders”) have completed the distribution described in the Registration Statement and (B) such time that all of such Registrable Shares are no longer, by reason of Rule 144 under the Securities Act, required to be registered for the sale thereof by the Selling Shareholders. The Company will also use its commercially reasonable efforts to, during the period that the Registration Statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that the Registration Statement does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the Company may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the Registration Statement.

(ii)

Prepare and file with the Commission such amendments and supplements to the Registration Statement, and the prospectus used in connection with the Registration Statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement.

(iii)

Furnish to each Selling Shareholder, once the Registration Statement has been declared effective, such numbers of copies of a prospectus and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Shares owned by the Selling Shareholder.

(iv)

Use commercially reasonable efforts to register and qualify the securities covered by the Registration Statement under such other federal or state securities laws of such jurisdictions as shall be reasonably requested by the Selling Shareholders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(v)	If applicable, cause all such Registrable Shares registered on the Registration Statement to be listed on the national securities exchange on which shares of Common Stock are then listed.

(vi)

Cooperate with the Selling Shareholders to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates will not bear any restrictive legends.

(c)

Furnish Information. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 4 with respect to the Registrable Shares that the Selling Shareholders shall furnish to the Company such information regarding the Selling Shareholders, the Registrable Shares held by the Selling Shareholders, and the intended method of disposition of such securities as shall be reasonably required by the Company to affect the registration of the Registrable Shares.

(d)

Registration Expenses. The Company shall bear and pay all registration expenses incurred in connection with any registration, filing or qualification of the Registrable Shares with respect to registration pursuant to this Section 4 for the Selling Shareholders, but excluding legal or other expenses of the Selling Shareholders.

(e)	Indemnification. In the event that any Registrable Shares are included in a Registration Statement under this Section 4:

(i)

To the extent permitted by law, the Company will indemnify and hold harmless the Selling Shareholders and each person, if any, who controls, within the meaning of the Securities Act, a Selling Shareholder against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act or the Exchange Act, and the Company will pay to the Selling Shareholders, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 4(e)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by a Selling Shareholder or any underwriter or controlling person.

(ii)

Each Selling Shareholder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Selling Shareholder selling securities in the Registration Statement and any controlling person of any such underwriter or other Selling Shareholder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Shareholder expressly for use in connection with such registration; and each such Selling Shareholder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 4(e)(ii), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 4(e)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Selling Shareholder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this Section 4(e)(ii) exceed the dollar amount of the proceeds received by such Selling Shareholder upon the sale of the Registrable Shares included in the Registration Statement giving rise to such indemnification obligation.

(iii)

Promptly after receipt by an indemnified party under this Section 4(e) of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 4(e), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4(e), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4(e).

(iv)

If the indemnification provided for in this Section 4(e) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(v)	The obligations of the Company and Consultant under this Section 4 shall survive the completion of the Offering.

(f)

Permitted Transferees. The rights to cause the Company to register Shares granted to the Consultant by the Company under this Section 4 may be assigned in full or in part by Selling Shareholders in connection with a transfer of the Shares upon the written approval of the Company, which shall not unreasonably be withheld.

(g)	Survival. The rights and obligations set forth in this Section 4 shall survive the expiration or termination of this Agreement.

5.	Miscellaneous.

(a)

Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

(b)

Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between DPC and the Noteholder with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

(c)	GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

IN WITNESS WHEREOF, Spartan and DPC have each caused this Agreement to be duly executed as of the date first written above.

DPC DIGITAL POWER CORPORATION

By:
Name:
Title:

NOTEHOLDER